UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2008

ABX HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DE	0-50368	26-1631624
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 382-5591

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On May 12, 2008, ABX Holdings, Inc. issued a press release relating to its results for the quarter ended March 31, 2008. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press release issued by ABX Holdings, Inc. on May 12, 2008, relating to its results for the quarter ended March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABX HOLDINGS, INC.

By:	/s/ W. Joseph Payne
W. Joseph Payne
Sr. Vice President Corporate General Counsel & Secretary

Date: May 14, 2008